Exhibit (h)(2)

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

EXPENSE LIMITATION AGREEMENT, effective as of March 1, 2005, as previously amended and restated, and hereby amended and restated as of March 1, 2024, by and between Transamerica Asset Management, Inc. (the “Investment Manager”), and Transamerica Funds (the “Company”), on behalf of each series of the Company set forth in Schedule A (each a “Fund,” and collectively, the “Funds”).

WHEREAS, the Company is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company of the series type, and each Fund is a series of the Company; and

WHEREAS, the Company and the Investment Manager have entered into investment advisory agreements on behalf of the Funds (“Management Agreements”), pursuant to which the Investment Manager provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund; and

WHEREAS, the Company and the Investment Manager have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund may normally be subject; and

WHEREAS, the Company and the Investment Manager wish to structure this Expense Limitation Agreement in a manner consistent with the requirements of Revenue Procedure 96-47, 1996-2 CB 338, and Revenue Procedure 99-40, I.R.B. 1999-46, 565 so as to avoid any possibility that any Fund is deemed to have paid a preferential dividend, and in a manner consistent with the SEC’s interpretation of analogous requirements in Rule 18f-3(a) under the 1940 Act;

NOW, THEREFORE, the parties hereto agree as follows:

1.	Expense Limitation.

1.1. Applicable Expense Limit. The Investment Manager agrees to reduce the investment management fees payable to it pursuant to the Management Agreements and make payments to the Funds to the extent necessary to limit the ordinary operating expenses incurred by the applicable Class(es) of each Fund in any fiscal year, excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of such Fund’s business (“Fund Operating Expenses”) to the Operating Expense Limit, as defined in Section 1.2 below.

With respect to certain Funds, if indicated in a footnote to Schedule A, “Fund Operating Expenses” shall include acquired fund fees and expenses and mean the ordinary operating expenses incurred by each Class of each Fund in any fiscal year, excluding dividend and interest expenses related to short sales, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of such Fund’s business.

For each applicable Class of each Fund, any amount of Fund Operating Expenses above the Operating Expense Limit (such excess amount, the “Excess Amount”) shall be the liability of the Investment Manager.

1.2. Operating Expense Limit. The “Operating Expense Limit” in any fiscal year with respect to each applicable Class of each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of such Class.

1.3. Duration of Operating Expense Limit. The Operating Expense Limit with respect to each applicable Class of each Fund shall remain in effect until the date specified for that Class on Schedule A. The Investment Manager may extend, but may not during the term of this Agreement shorten, the duration of the Operating Expense Limit for any Class of a Fund by delivering a revised Schedule A to the Company reflecting such extension. Such an extension must continue at the same (or lower) Operating Expense Limit amount specified on Schedule A.

1.4. Method of Computation. This Expense Limitation Agreement shall in all cases be interpreted in a manner consistent with the requirements of Revenue Procedure 96-47, 1996-2 CB 338, and Revenue Procedure 99-40, I.R.B. 1999-46, 565 so as to avoid any possibility that any Fund is deemed to have paid a preferential dividend. In the event of any conflict between any term of this Expense Limitation Agreement and the previous sentence, the previous sentence shall control.

Management fees and other expenses related to the management of the Company’s assets. Each Class of each Fund shall be allocated and shall pay an investment management fee and other fees and expenses related to the management of the Fund’s assets (including custodial fees and tax return preparation fees) on the basis of the net asset value of that Class in relation to the net asset value of the Fund. The benefit of a waiver or reimbursement of any management fee and any other fees and expenses related to the management of the Fund’s assets (including custodial fees and tax return preparation fees) shall be allocated to all shares by net asset value, regardless of Class.

Other fees and expenses. Each Class of each Fund may be allocated and may pay a different share of other fees and expenses, not including advisory or custodial fees or other fees and expenses related to the management of the Fund’s assets, if these expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes.

Subject to the foregoing, to determine the Investment Manager’s liability with respect to the Excess Amount, each day the Fund Operating Expenses for each applicable Class of each Fund generally will be annualized as of that day. If the annualized Fund Operating Expenses of an applicable Class of a Fund as of that day exceed the Operating Expense Limit of such Class, the management fees payable to the Investment Manager that are accrued that day generally will be waived in an amount sufficient to reduce the Excess Amount so that the annualized Fund Operating Expenses as of that day equal the Operating Expense Limit. If such waiver of management fees is not sufficient to equal the Operating Expense Limit, the applicable Class of the Fund will accrue a receivable from the Investment Manager in an amount sufficient so that the annualized Fund Operating Expenses equal to the Operating Expense Limit.

In case a Class of a Fund needs to accrue such receivables from the Investment Manager during any month, the Fund will inform the Investment Manager about the Excess Amount owed to the applicable Class for that month and the Investment Manager will remit to the Fund promptly after the end of the month an amount that, together with already waived management fees, is sufficient to pay that month’s Excess Amount with respect to such Class.

1.5. Periodic Adjustments. As necessary, daily, monthly and annual adjustments, accruals or payments will be made by the appropriate party to ensure that the amount of the management fees waived and payments remitted to a Class of a Fund by the Investment Manager equal the Excess Amount for such Class for any Fund fiscal year during the duration of this Agreement.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

If on any day or month, the estimated annualized Fund Operating Expenses of a Class of a Fund listed in Schedule B as of that day or month are less than the Operating Expense Limit as of that day or month, the Investment Manager shall be entitled to reimbursement by such Class of the investment management fees waived or reduced and other payments remitted by the Investment Manager to such Class pursuant to Section I hereof during any of the previous thirty-six (36) months beginning with the effective date of this Agreement (the “Reimbursement Amount”), to the extent that the annualized Fund Operating Expenses plus the amount so reimbursed equals, as of such day or month, the Operating Expense Limit for such Class provided in Schedule A, provided that such amount paid to the Investment Manager will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Reimbursement Amount may not include any additional charge or fees, such as interest accruable on the Reimbursement Amount. Amounts so reimbursed shall be allocated to the oldest Reimbursement Amount during the previous thirty-six (36) months until fully reimbursed, and thereafter, to the next oldest Reimbursement Amount, and so forth. Periodic adjustments to the Reimbursement Amount and related reimbursement may be made with respect to a Fund, as necessary to ensure that the amount of Fund Operating Expenses during any Fund fiscal year never exceed the Operating Expense Limit for an applicable Class of the Fund during that fiscal year.

3.	Term and Termination of Agreement.

Unless the Investment Manager has extended the duration of the Operating Expense Limit with respect to a Class of a Fund pursuant to Section 1.3 of this Agreement, this Agreement shall automatically renew effective March 1 of every year for one-year terms until such time as the Investment Manager provides written notice of non-renewal past the then-current term. In addition, this Agreement shall terminate with respect to a Fund and its applicable Classes upon termination of the Investment Management Agreement of that Fund.

4.	Miscellaneous.

4.1. Multiple Class Plan. In case a Fund has multiple classes of shares, any amount of fees or expenses waived, paid or reimbursed pursuant to the terms of this Agreement shall be allocated among the Classes of the Fund in accordance with the terms of the Fund’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act.

4.2. Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

4.3. Interpretation. Nothing herein contained shall be deemed to require the Company or the Funds to take any action contrary to the Company’s Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Company’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Company or the Funds.

4.4. Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment management fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Management Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Management Agreement or the 1940 Act.

5.	Voluntary Expense Limitation and Reimbursement.

5.1. Notwithstanding any other provision of this Agreement, the Investment Manager (or its affiliates) may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market (the “Government Money Market Fund”) to such level(s) as the Company’s officers may reasonably determine. Any such waiver or expense reimbursement may be discontinued by the Investment Manager at any time. The Investment Manager shall be entitled to recapture any amounts so waived or reimbursed upon the Government Money Market Fund attaining such yield as the Company’s officers reasonably determine.

5.2. The Investment Manager shall be entitled to reimbursement by the Government Money Market Fund of the fees waived and/or expenses reimbursed by the Investment Manager or any of its affiliates to the Money Market Fund pursuant to the above paragraph during any of the previous thirty-six (36) months beginning on July 1, 2009. Any such reimbursement shall not result in the Government Money Market Fund’s effective daily yield to be negative.

6.	Prior Agreements.

This Agreement supersedes all prior written agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

The parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Marijn P. Smit
Marijn P. Smit
Chairman of the Board, Chief Executive Officer and President

TRANSAMERICA FUNDS

By: /s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer

SCHEDULE A

TRANSAMERICA FUNDS

OPERATING EXPENSE LIMITS

This Schedule relates to the following Funds of the Company as of March 1, 2024:

Fund Name	Class	Expense Cap	EFFECTIVE THROUGH
Transamerica ClearTrack® 2015[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® 2015[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® 2015[1]	Class R6	0.55%	March 1, 2025
Transamerica ClearTrack® 2020[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® 2020[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® 2020[1]	Class R6	0.55%	March 1, 2025
Transamerica ClearTrack® 2025[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® 2025[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® 2025[1]	Class R6	0.55%	March 1, 2025
Transamerica ClearTrack® 2030[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® 2030[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® 2030[1]	Class R6	0.55%	March 1, 2025
Transamerica ClearTrack® 2035[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® 2035[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® 2035[1]	Class R6	0.55%	March 1, 2025
Transamerica ClearTrack® 2040[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® 2040[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® 2040[1]	Class R6	0.55%	March 1, 2025
Transamerica ClearTrack® 2045[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® 2045[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® 2045[1]	Class R6	0.55%	March 1, 2025
Transamerica ClearTrack® 2050[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® 2050[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® 2050[1]	Class R6	0.55%	March 1, 2025
Transamerica ClearTrack® 2055[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® 2055[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® 2055[1]	Class R6	0.55%	March 1, 2025
Transamerica ClearTrack® 2060[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® 2060[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® 2060[1]	Class R6	0.55%	March 1, 2025
Transamerica ClearTrack® Retirement Income[1]	Class R1	1.20%	March 1, 2025
Transamerica ClearTrack® Retirement Income[1]	Class R3	0.95%	March 1, 2025
Transamerica ClearTrack® Retirement Income[1]	Class R6	0.55%	March 1, 2025
Transamerica Asset Allocation – Conservative Portfolio	Class A	0.52%	March 1, 2025
Transamerica Asset Allocation – Conservative Portfolio	Class C	1.31%	March 1, 2025
Transamerica Asset Allocation – Conservative Portfolio[2]	Class I	0.30%	March 1, 2025

Fund Name	Class	Expense Cap	EFFECTIVE THROUGH
Transamerica Asset Allocation – Conservative Portfolio	Class R	0.77%	March 1, 2025
Transamerica Asset Allocation – Conservative Portfolio	Class R3	0.35%	March 1, 2025
Transamerica Asset Allocation – Growth Portfolio	Class A	0.55%	March 1, 2025
Transamerica Asset Allocation – Growth Portfolio	Class C	1.35%	March 1, 2025
Transamerica Asset Allocation – Growth Portfolio[2]	Class I	0.30%	March 1, 2025
Transamerica Asset Allocation – Growth Portfolio	Class R	0.78%	March 1, 2025
Transamerica Asset Allocation – Growth Portfolio	Class R3	0.35%	March 1, 2025
Transamerica Asset Allocation – Moderate Growth Portfolio	Class A	0.52%	March 1, 2025
Transamerica Asset Allocation – Moderate Growth Portfolio	Class C	1.32%	March 1, 2025
Transamerica Asset Allocation – Moderate Growth Portfolio[2]	Class I	0.29%	March 1, 2025
Transamerica Asset Allocation – Moderate Growth Portfolio	Class R	0.78%	March 1, 2025
Transamerica Asset Allocation – Moderate Growth Portfolio	Class R3	0.35%	March 1, 2025
Transamerica Asset Allocation – Moderate Portfolio	Class A	0.52%	March 1, 2025
Transamerica Asset Allocation – Moderate Portfolio	Class C	1.31%	March 1, 2025
Transamerica Asset Allocation – Moderate Portfolio[2]	Class I	0.29%	March 1, 2025
Transamerica Asset Allocation – Moderate Portfolio	Class R	0.76%	March 1, 2025
Transamerica Asset Allocation – Moderate Portfolio	Class R3	0.35%	March 1, 2025
Transamerica Asset Allocation Intermediate Horizon	Class R	0.60%	March 1, 2025
Transamerica Asset Allocation Intermediate Horizon	Class R4	0.35%	March 1, 2025
Transamerica Asset Allocation Long Horizon	Class R	0.60%	March 1, 2025
Transamerica Asset Allocation Long Horizon	Class R4	0.35%	March 1, 2025
Transamerica Asset Allocation Short Horizon	Class R	0.60%	March 1, 2025
Transamerica Asset Allocation Short Horizon	Class R4	0.35%	March 1, 2025
Transamerica Balanced II	Class I3	0.63%	March 1, 2025
Transamerica Balanced II	Class R	1.10%	March 1, 2025
Transamerica Balanced II	Class R4	0.75%	March 1, 2025
Transamerica Bond	Class A	0.93%	March 1, 2025
Transamerica Bond	Class C	1.59%	March 1, 2025
Transamerica Bond	Class I	0.50%	March 1, 2025
Transamerica Bond	Class I2	0.50%	March 1, 2025
Transamerica Bond	Class R	1.01%	March 1, 2025
Transamerica Bond	Class R6	0.50%	March 1, 2025
Transamerica Capital Growth	Class A	1.11%	March 1, 2025
Transamerica Capital Growth	Class C	1.88%	March 1, 2025
Transamerica Capital Growth	Class I	0.82%	March 1, 2025
Transamerica Capital Growth	Class I2	0.74%	March 1, 2025
Transamerica Capital Growth	Class R	1.41%	March 1, 2025
Transamerica Capital Growth	Class R6	0.74%	March 1, 2025
Transamerica Core Bond	Class A	0.85%	March 1, 2025
Transamerica Core Bond	Class C	1.52%	March 1, 2025
Transamerica Core Bond[3]	Class I	0.56%	March 1, 2025
Transamerica Core Bond	Class I2	0.47%	March 1, 2025

Fund Name	Class	Expense Cap	EFFECTIVE THROUGH
Transamerica Core Bond	Class I3	0.46%	March 1, 2025
Transamerica Core Bond	Class R	1.00%	March 1, 2025
Transamerica Core Bond	Class R4	0.65%	March 1, 2025
Transamerica Core Bond	Class R6	0.46%	March 1, 2025
Transamerica Emerging Markets Debt	Class A	1.25%	March 1, 2025
Transamerica Emerging Markets Debt	Class C	1.96%	March 1, 2025
Transamerica Emerging Markets Debt	Class I	0.85%	March 1, 2025
Transamerica Emerging Markets Debt	Class I2	0.80%	March 1, 2025
Transamerica Emerging Markets Debt	Class R6	0.80%	March 1, 2025
Transamerica Emerging Markets Opportunities	Class A	1.55%	March 1, 2025
Transamerica Emerging Markets Opportunities	Class C	2.30%	March 1, 2025
Transamerica Emerging Markets Opportunities	Class I	0.98%	March 1, 2025
Transamerica Emerging Markets Opportunities	Class I2	0.95%	March 1, 2025
Transamerica Emerging Markets Opportunities	Class R	1.80%	March 1, 2025
Transamerica Emerging Markets Opportunities	Class R3	1.70%	March 1, 2025
Transamerica Emerging Markets Opportunities	Class R4	1.55%	March 1, 2025
Transamerica Emerging Markets Opportunities	Class R6	0.95%	March 1, 2025
Transamerica Energy Infrastructure	Class A	1.60%	March 1, 2025
Transamerica Energy Infrastructure	Class C	2.35%	March 1, 2025
Transamerica Energy Infrastructure	Class I	1.31%	March 1, 2025
Transamerica Energy Infrastructure	Class I2	1.21%	March 1, 2025
Transamerica Floating Rate	Class A	0.97%	March 1, 2025
Transamerica Floating Rate	Class C	1.72%	March 1, 2025
Transamerica Floating Rate[2]	Class I	0.72%	March 1, 2025
Transamerica Floating Rate	Class I2	0.65%	March 1, 2025
Transamerica Government Money Market[4]	Class A	0.73%	March 1, 2025
Transamerica Government Money Market[4]	Class C	1.48%	March 1, 2025
Transamerica Government Money Market[4]	Class I	0.38%	March 1, 2025
Transamerica Government Money Market[4]	Class I2	0.38%	March 1, 2025
Transamerica Government Money Market[4]	Class I3	0.38%	March 1, 2025
Transamerica Government Money Market[4]	Class R2	0.73%	March 1, 2025
Transamerica Government Money Market[4]	Class R4	0.50%	March 1, 2025
Transamerica High Yield Bond	Class A	1.05%	March 1, 2025
Transamerica High Yield Bond	Class C	1.77%	March 1, 2025
Transamerica High Yield Bond[5]	Class I	0.75%	March 1, 2025
Transamerica High Yield Bond	Class I2	0.65%	March 1, 2025
Transamerica High Yield Bond	Class I3	0.65%	March 1, 2025
Transamerica High Yield Bond	Class R	1.10%	March 1, 2025
Transamerica High Yield Bond	Class R4	0.85%	March 1, 2025
Transamerica High Yield Bond	Class R6	0.65%	March 1, 2025
Transamerica High Yield ESG	Class A	1.00%	March 1, 2025
Transamerica High Yield ESG	Class C	1.75%	March 1, 2025

Fund Name	Class	Expense Cap	EFFECTIVE THROUGH
Transamerica High Yield ESG[5]	Class I	0.85%	March 1, 2025
Transamerica High Yield ESG	Class I2	0.75%	March 1, 2025
Transamerica High Yield ESG	Class R	1.25%	March 1, 2025
Transamerica High Yield ESG	Class R3	1.15%	March 1, 2025
Transamerica High Yield ESG	Class R4	1.00%	March 1, 2025
Transamerica High Yield ESG	Class R6	0.75%	March 1, 2025
Transamerica High Yield Muni[6]	Class A	1.01%	March 1, 2025
Transamerica High Yield Muni[6]	Class C	1.76%	March 1, 2025
Transamerica High Yield Muni	Class I	0.76%	March 1, 2025
Transamerica High Yield Muni	Class I2	0.73%	March 1, 2025
Transamerica Inflation Opportunities	Class A	1.00%	March 1, 2025
Transamerica Inflation Opportunities	Class C	1.71%	March 1, 2025
Transamerica Inflation Opportunities	Class I	0.65%	March 1, 2025
Transamerica Inflation Opportunities	Class I2	0.53%	March 1, 2025
Transamerica Inflation Opportunities	Class I3	0.53%	March 1, 2025
Transamerica Inflation Opportunities	Class R	1.00%	March 1, 2025
Transamerica Inflation Opportunities	Class R4	0.65%	March 1, 2025
Transamerica Inflation Opportunities	Class R6	0.53%	March 1, 2025
Transamerica Intermediate Muni[1,6]	Class A	0.81%	March 1, 2025
Transamerica Intermediate Muni[1,6]	Class C	1.54%	March 1, 2025
Transamerica Intermediate Muni[1]	Class I	0.49%	March 1, 2025
Transamerica Intermediate Muni[1]	Class I2	0.51%	March 1, 2025
Transamerica International Equity	Class A	1.25%	March 1, 2025
Transamerica International Equity	Class C	1.96%	March 1, 2025
Transamerica International Equity	Class I	0.89%	March 1, 2025
Transamerica International Equity	Class I2	0.80%	March 1, 2025
Transamerica International Equity	Class I3	0.80%	March 1, 2025
Transamerica International Equity	Class R	1.31%	March 1, 2025
Transamerica International Equity	Class R4	1.06%	March 1, 2025
Transamerica International Equity	Class R6	0.80%	March 1, 2025
Transamerica International Focus	Class A	1.20%	March 1, 2025
Transamerica International Focus	Class C	1.95%	March 1, 2025
Transamerica International Focus[2]	Class I	0.97%	March 1, 2025
Transamerica International Focus	Class I2	0.87%	March 1, 2025
Transamerica International Focus	Class R	1.55%	March 1, 2025
Transamerica International Focus	Class R4	1.20%	March 1, 2025
Transamerica International Focus	Class R6	0.87%	March 1, 2025
Transamerica International Small Cap Value	Class I	1.16%	March 1, 2025
Transamerica International Small Cap Value	Class I2	1.06%	March 1, 2025
Transamerica International Stock	Class A	1.25%	March 1, 2025
Transamerica International Stock	Class I	1.00%	March 1, 2025
Transamerica International Stock	Class I2	0.86%	March 1, 2025

Fund Name	Class	Expense Cap	EFFECTIVE THROUGH
Transamerica International Stock	Class R6	0.86%	March 1, 2025
Transamerica International Sustainable Equity	Class A	1.10%	March 1, 2025
Transamerica International Sustainable Equity	Class I	0.80%	March 1, 2025
Transamerica International Sustainable Equity	Class I2	0.70%	March 1, 2025
Transamerica International Sustainable Equity	Class R6	0.70%	March 1, 2025
Transamerica Large Cap Value	Class A	1.05%	March 1, 2025
Transamerica Large Cap Value	Class C	1.81%	March 1, 2025
Transamerica Large Cap Value[3]	Class I	0.77%	March 1, 2025
Transamerica Large Cap Value	Class I2	0.67%	March 1, 2025
Transamerica Large Cap Value	Class R6	0.67%	March 1, 2025
Transamerica Large Core ESG	Class A	1.00%	March 1, 2025
Transamerica Large Core ESG	Class I3	0.57%	March 1, 2025
Transamerica Large Core ESG	Class R	1.15%	March 1, 2025
Transamerica Large Core ESG	Class R4	0.81%	March 1, 2025
Transamerica Large Core ESG	Class R6	0.57%	March 1, 2025
Transamerica Large Growth	Class I3	0.74%	March 1, 2025
Transamerica Large Growth	Class R	1.25%	March 1, 2025
Transamerica Large Growth	Class R4	0.90%	March 1, 2025
Transamerica Large Growth	Class R6	0.74%	March 1, 2025
Transamerica Large Value Opportunities	Class I3	0.65%	March 1, 2025
Transamerica Large Value Opportunities	Class R	1.00%	March 1, 2025
Transamerica Large Value Opportunities	Class R4	0.75%	March 1, 2025
Transamerica Long Credit	Class A	1.03%	March 1, 2025
Transamerica Long Credit	Class C	1.78%	March 1, 2025
Transamerica Long Credit	Class I	0.67%	March 1, 2025
Transamerica Long Credit	Class I2	0.58%	March 1, 2025
Transamerica Long Credit	Class R6	0.58%	March 1, 2025
Transamerica Mid Cap Growth	Class A	1.28%	March 1, 2025
Transamerica Mid Cap Growth	Class C	1.99%	March 1, 2025
Transamerica Mid Cap Growth	Class I	0.92%	March 1, 2025
Transamerica Mid Cap Growth	Class I2	0.82%	March 1, 2025
Transamerica Mid Cap Growth	Class I3	0.82%	March 1, 2025
Transamerica Mid Cap Growth	Class R	1.35%	March 1, 2025
Transamerica Mid Cap Growth	Class R4	0.95%	March 1, 2025
Transamerica Mid Cap Growth	Class R6	0.82%	March 1, 2025
Transamerica Mid Cap Value Opportunities	Class A	1.20%	March 1, 2025
Transamerica Mid Cap Value Opportunities	Class C	1.91%	March 1, 2025
Transamerica Mid Cap Value Opportunities	Class I	0.90%	March 1, 2025
Transamerica Mid Cap Value Opportunities	Class I2	0.80%	March 1, 2025
Transamerica Mid Cap Value Opportunities	Class I3	0.80%	March 1, 2025
Transamerica Mid Cap Value Opportunities	Class R	1.25%	March 1, 2025
Transamerica Mid Cap Value Opportunities	Class R4	0.90%	March 1, 2025

Fund Name	Class	Expense Cap	EFFECTIVE THROUGH
Transamerica Mid Cap Value Opportunities	Class R6	0.80%	March 1, 2025
Transamerica Multi-Asset Income	Class A	1.04%	March 1, 2025
Transamerica Multi-Asset Income	Class C	1.76%	March 1, 2025
Transamerica Multi-Asset Income	Class I	0.72%	March 1, 2025
Transamerica Multi-Asset Income	Class I2	0.68%	March 1, 2025
Transamerica Multi-Managed Balanced	Class A	1.02%	March 1, 2025
Transamerica Multi-Managed Balanced	Class C	1.78%	March 1, 2025
Transamerica Multi-Managed Balanced	Class I	0.79%	March 1, 2025
Transamerica Multi-Managed Balanced	Class I2	0.73%	March 1, 2025
Transamerica Multi-Managed Balanced	Class R	1.21%	March 1, 2025
Transamerica Multi-Managed Balanced	Class R6	0.70%	March 1, 2025
Transamerica Short-Term Bond	Class A	0.76%	March 1, 2025
Transamerica Short-Term Bond	Class C	1.54%	March 1, 2025
Transamerica Short-Term Bond	Class I	0.56%	March 1, 2025
Transamerica Short-Term Bond	Class I2	0.46%	March 1, 2025
Transamerica Short-Term Bond	Class I3	0.47%	March 1, 2025
Transamerica Short-Term Bond	Class R	1.00%	March 1, 2025
Transamerica Short-Term Bond	Class R4	0.65%	March 1, 2025
Transamerica Short-Term Bond	Class R6	0.46%	March 1, 2025
Transamerica Small Cap Growth	Class A	1.40%	March 1, 2025
Transamerica Small Cap Growth	Class C	2.13%	March 1, 2025
Transamerica Small Cap Growth	Class I	1.10%	March 1, 2025
Transamerica Small Cap Growth	Class I2	1.00%	March 1, 2025
Transamerica Small Cap Growth	Class I3	1.00%	March 1, 2025
Transamerica Small Cap Growth	Class R	1.54%	March 1, 2025
Transamerica Small Cap Growth	Class R4	1.15%	March 1, 2025
Transamerica Small Cap Growth	Class R6	1.00%	March 1, 2025
Transamerica Small Cap Value	Class A	1.29%	March 1, 2025
Transamerica Small Cap Value	Class C	2.05%	March 1, 2025
Transamerica Small Cap Value	Class I	0.99%	March 1, 2025
Transamerica Small Cap Value	Class I2	0.89%	March 1, 2025
Transamerica Small Cap Value	Class I3	0.89%	March 1, 2025
Transamerica Small Cap Value	Class R	1.40%	March 1, 2025
Transamerica Small Cap Value	Class R4	1.10%	March 1, 2025
Transamerica Small Cap Value	Class R6	0.89%	March 1, 2025
Transamerica Small/Mid Cap Value	Class A	1.26%	March 1, 2025
Transamerica Small/Mid Cap Value	Class C	2.02%	March 1, 2025
Transamerica Small/Mid Cap Value	Class I	0.97%	March 1, 2025
Transamerica Small/Mid Cap Value	Class I2	0.88%	March 1, 2025
Transamerica Small/Mid Cap Value	Class R6	0.88%	March 1, 2025
Transamerica Stock Index	Class R	0.65%	May 1, 2025
Transamerica Stock Index	Class R4	0.30%	May 1, 2025

Fund Name	Class	Expense Cap	EFFECTIVE THROUGH
Transamerica Sustainable Bond	Class A	0.80%	March 1, 2025
Transamerica Sustainable Bond	Class C	1.55%	March 1, 2025
Transamerica Sustainable Bond	Class I	0.50%	March 1, 2025
Transamerica Sustainable Bond	Class I2	0.45%	March 1, 2025
Transamerica Sustainable Bond	Class R	1.05%	March 1, 2025
Transamerica Sustainable Bond	Class R3	0.85%	March 1, 2025
Transamerica Sustainable Bond	Class R4	0.70%	March 1, 2025
Transamerica Sustainable Bond	Class R6	0.45%	March 1, 2025
Transamerica Sustainable Equity Income	Class A	1.07%	March 1, 2025
Transamerica Sustainable Equity Income	Class C	1.90%	March 1, 2025
Transamerica Sustainable Equity Income[3]	Class I	0.88%	March 1, 2025
Transamerica Sustainable Equity Income	Class I2	0.78%	March 1, 2025
Transamerica Sustainable Equity Income	Class R6	0.78%	March 1, 2025
Transamerica Sustainable Growth Equity	Class A	0.95%	March 1, 2025
Transamerica Sustainable Growth Equity	Class I	0.65%	March 1, 2025
Transamerica Sustainable Growth Equity	Class I2	0.55%	March 1, 2025
Transamerica Sustainable Growth Equity	Class R6	0.55%	March 1, 2025
Transamerica UltraShort Bond	Class A	0.69%	March 1, 2025
Transamerica UltraShort Bond	Class C	1.36%	March 1, 2025
Transamerica UltraShort Bond	Class I	0.35%	March 1, 2025
Transamerica UltraShort Bond	Class R6	0.30%	March 1, 2025
Transamerica Unconstrained Bond	Class A	1.09%	March 1, 2025
Transamerica Unconstrained Bond	Class C	1.20%	March 1, 2025
Transamerica Unconstrained Bond	Class I	0.85%	March 1, 2025
Transamerica Unconstrained Bond	Class I2	0.75%	March 1, 2025
Transamerica US Growth	Class A	1.09%	March 1, 2025
Transamerica US Growth	Class C	1.86%	March 1, 2025
Transamerica US Growth	Class I	0.83%	March 1, 2025
Transamerica US Growth	Class I2	0.74%	March 1, 2025
Transamerica US Growth	Class R6	0.73%	March 1, 2025
Transamerica US Growth	Class T	0.77%	March 1, 2025

1.	Acquired fund fees and expenses are included within each class’s expense cap as described in Section 1 of the Agreement.

2.	TAM has contractually agreed to reimburse 0.095% of the transfer agency fee on Class I shares through March 1, 2025.

3.	TAM has contractually agreed to reimburse 0.09% of the transfer agency fee on Class I shares through March 1, 2025.

4.	TAM may voluntarily waive fees and/or reimburse expenses of one or more classes of Transamerica Government Money Market as described in Section 5 of the Agreement.

5.	TAM has contractually agreed to reimburse 0.085% of the transfer agency fee on Class I shares through March 1, 2025.

6.	Transamerica Capital, Inc., has agreed to waive 0.10% of the 0.25% 12b-1 fee for Class A shares and 0.25% of the 1.00% 12b-1 fee for Class C shares through March 1, 2025.

SCHEDULE B

DATED AS MARCH 1, 2024

TRANSAMERICA FUNDS

FUNDS SUBJECT TO EXPENSE REIMBURSEMENT

Transamerica ClearTrack® 2015

Transamerica ClearTrack®2020

Transamerica ClearTrack® 2025

Transamerica ClearTrack® 2030

Transamerica ClearTrack® 2035

Transamerica ClearTrack® 2040

Transamerica ClearTrack® 2045

Transamerica ClearTrack® 2050

Transamerica ClearTrack® 2055

Transamerica ClearTrack® 2060

Transamerica ClearTrack® Retirement Income

Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

Transamerica Asset Allocation Intermediate Horizon

Transamerica Asset Allocation Long Horizon

Transamerica Asset Allocation Short Horizon

Transamerica Balanced II

Transamerica Bond

Transamerica Capital Growth

Transamerica Core Bond

Transamerica Emerging Markets Debt

Transamerica Emerging Markets Opportunities

Transamerica Energy Infrastructure

Transamerica Floating Rate

Transamerica Government Money Market

Transamerica High Yield Bond

Transamerica High Yield ESG

Transamerica High Yield Muni

Transamerica Inflation Opportunities

Transamerica Intermediate Muni

Transamerica International Equity

Transamerica International Focus

Transamerica International Small Cap Value

Transamerica International Stock

Transamerica International Sustainable Equity

Transamerica Large Cap Value

Transamerica Large Core ESG

Transamerica Large Growth

Transamerica Large Value Opportunities

Transamerica Long Credit

Transamerica Mid Cap Growth

Transamerica Mid Cap Value Opportunities

Transamerica Multi-Asset Income

Transamerica Multi-Managed Balanced

Transamerica Short-Term Bond

Transamerica Small Cap Growth

Transamerica Small Cap Value

Transamerica Small/Mid Cap Value

Transamerica Stock Index

Transamerica Sustainable Bond

Transamerica Sustainable Equity Income

Transamerica Sustainable Growth Equity

Transamerica UltraShort Bond

Transamerica Unconstrained Bond

Transamerica US Growth